Valuation Results and Net Trading Income	6 Months Ended
Jun. 30, 2020
Valuation Results And Net Trading Income [Abstract]
Valuation results and net trading income
15 Valuation results and net trading income

Valuation results and net trading income
	1 January to 30 June
	2020	2019
Securities trading results	–1,024	718
Derivatives trading results	1,596	–433
Other trading results	54	65
Change in fair value of derivatives relating to
– fair value hedges	231	–164
– cash flow hedges (ineffective portion)	–42	24
– other non-trading derivatives	383	150
Change in fair value of assets and liabilities (hedged items)	–644	–830
Valuation results on assets and liabilities designated at FVPL and assets mandatorily measured at FVPL	–293	–329
Foreign exchange transactions results	–264	310
	–4	–489

Securities trading results include the results of market making in instruments such as government securities, equity securities, corporate debt securities, money-market instruments, and interest rate derivatives such as swaps, options, futures, and forward contracts. Foreign exchange transactions results include gains and losses from spot and forward contracts, options, futures, and translated foreign currency assets and liabilities. Other trading results include the results of trading loans and funds entrusted.

Net trading income relates to trading assets and trading liabilities which include assets and liabilities that are classified under IFRS as Trading but are closely related to servicing the needs of the clients of ING. ING offers products that are traded on the financial markets to institutional clients, corporate clients, and governments.

The majority of the risks involved in security and currency trading is economically hedged with derivatives. The securities trading results are partly offset by results on these derivatives. The result of these derivatives is included in Derivatives trading results. The result on currency trading is included in foreign exchange transactions results.

The fair value movements on the derivatives are influenced by changes in the market conditions such as stock prices, interest rates and currency exchange rates. Following the increased concerns about the Covid-19 pandemic, the global financial markets experienced more volatility than usual in the first half of 2020 which had considerable impact on the results. Aided by substantial central bank intervention, markets have recovered during the second quarter of 2020 and volatility has largely returned to pre-pandemic levels.

Derivatives trading results is also impacted by fair value movements arising from changes in credit spreads (CVA and DVA), bid offer spreads, model risk and incremental cost of funding on derivatives (FVA and CollVA). As result of the economic consequences of the Covid-19 pandemic, ING also observed significant widening of the spreads resulting in increased negative fair value changes. As markets stabilised in the second quarter of 2020 and spreads tightened, the fair value changes decreased again.

In the first six months of 2020, Derivatives trading results include EUR -99 million CVA/DVA adjustments on trading derivatives (in the first six months of 2019: EUR -1 million).

‘Valuation results and net trading income’ include the fair value movements on derivatives (used for both hedge accounting and economically hedging exposures) as well as the changes in the fair value of assets and liabilities included in hedging relationships as hedged items.

In addition, ‘Valuation results and net trading income’ include the results on assets and liabilities designated at fair value through profit or loss and assets mandatorily measured at fair value through profit or loss.

In the first six months of 2020, Valuation results on assets and liabilities designated at fair value through profit or loss include fair value adjustments on own issued notes amounting to EUR -141 million (in the first six months of 2019: EUR -373 million).